UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2011
NUVASIVE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50744	33-0768598

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Idenitifcaiton Number)
7475 Lusk Boulevard, San Diego, California 92121
(Address of principal executive offices, with zip code)
(858) 909-1800
(Registrant’s telephone number, including area code)
n/a
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
     On May 25, 2011, NuVasive, Inc. (the “Company”), held its Annual Meeting of Stockholders (the “Annual Meeting”). As of March 28, 2011, the record date of the Annual Meeting, there were 39,647,524 oustanding shares of the Company’s common stock. At the Annual Meeting, a quorum of 36,054,423 shares of the Company’s common stock were represented in person or by proxy. The Company’s stockholders approved the four proposals listed below, which proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting that was filed with the Securities and Exchange Commission (“SEC”) on April 4, 2011. The final votes on the proposals presented at the Annual Meeting are as follows:
     Proposal 1:
     Each of Robert J. Hunt and Richard W. Treharne, Ph.D. was elected as a Class I director to hold office until the 2014 Annual Meeting of Stockholders and until his successor is elected and has qualified, or if sooner, until the director’s death, resignation or removal by the following vote:

	Votes	Votes	Broker
Nominee	For	Withheld	Non-Votes
Robert J. Hunt	32,855,674	117,970	3,080,779
Richard W. Treharne, Ph.D.	32,435,783	537,861	3,080,779
     Each of Jack R. Blair, Peter C. Farrell, Ph.D., Lesley H. Howe, Alexis V. Lukianov and Eileen M. More continue to serve as directors of the Company after the Annual Meeting.
     Proposal 2:
     Approval by the Company’s stockhholders, on an advisory basis, of the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the SEC, was approved by the following vote:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
27,017,383	5,904,984	51,277	3,080,779

     Proposal 3:
     Approval by the Company’s stockholders, on an advisory basis, of the frequency with which the stockholders of the Company shall have an advisory vote on the compensation of the Company’s named executive officers was voted on as follows:

Every 1	Every 2	Every 3
Year	Years	Years	Abstentions
26,486,143	12,699	6,299,902	174,900
     Proposal 4:
     The selection by the Audit Committee of the Company’s Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was ratified by the following vote:

Votes	Votes
For	Against	Abstentions
35,779,490	267,390	7,543

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVASIVE, INC.
Date: May 27, 2011	By:	/s/ Alexis V. Lukianov
Alexis V. Lukianov
Chairman and Chief Executive Officer